UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 5, 2010

STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-25150	39-1804239
(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road Milwaukee, WI	53209
(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333
(Registrant's telephone number; including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
                   Arrangements of Certain Officers

On October 5, 2010, at the annual meeting of shareholders (the "Annual Meeting") of STRATTEC SECURITY CORPORATION (the "Company"), the shareholders approved a proposal to amend and restate the STRATTEC SECURITY CORPORATION Stock Incentive Plan (the "Stock Incentive Plan").  The Stock Incentive Plan was amended and restated to expand the eligible class of participants under the Stock Incentive Plan to include the Company's outside (non-employee) directors.  A copy of the Stock Incentive Plan, as amended and restated, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A summary description of the terms of the Stock Incentive Plan, as amended and restated, is set forth in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 1, 2010.  The section of the definitive proxy statement entitled "Approval of Amended and Restated Stock Incentive Plan" from pages 46 to 50 is incorporated herein by reference.

On October 5, 2010, the Company granted 600 shares of restricted stock to each outside director as a result of the approval of the amended and restated Stock Incentive Plan at the Annual Meeting.  The form of the grant agreement for the restricted stock awards to the Company's outside (non-employee) directors is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on October 5, 2010, the Company's shareholders approved the two proposals listed below.  The matters voted upon, including the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, were as follows:

Proposal 1:  To elect one director, Frank J. Krejci, for a term of three years to serve until the 2013 annual meeting of shareholders.

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Frank J. Krejci	2,753,056	83,795	--	--

Proposal 2:  To approve the amended and restated Stock Incentive Plan.
Votes For	Votes Against	Abstentions	Broker Non-Votes
1,909,263	769,409	158,179	--

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed herewith:

99.1 – Amended and Restated STRATTEC SECURITY CORPORATION Stock Incentive Plan.

99.2 – Form of Restricted Stock Grant Agreement for Outside (Non-Employee) Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATTEC SECURITY CORPORATION
Date:  October 5, 2010
BY  /s/ Patrick J. Hansen
       Patrick J. Hansen, Senior Vice President and
       Chief Financial Officer